EXHIBIT 4.1


THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THE ACT AND SUCH LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.



Number *___*                  ESESIS, INC.         *__________* Shares of
                                                             Common Stock
                         a Colorado Corporation


     THIS CERTIFIES THAT _____________________ is the record holder of __________ (__________) shares of Common Stock of ESESIS, INC., transferable only on the share register of said corporation, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed or assigned.

     A statement of the powers, designations, preferences and relative, participating, optional, or other special rights of the stock, and the qualifications, limitations or restrictions of such preferences and/or rights is available to any shareholder, upon request and without charge, from the secretary of the corporation at the corporation's principal office.


IN WITNESS WHEREOF, this certificate has been executed by the duly authorized officers of the corporation this ____ day of __________, 200_.




__________________________________   __________________________________
     _____________, President          ____________, Secretary

For Value Received, ___________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[________________________________]




_________________________________________________________________________
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
                               OF ASSIGNEE)


_________________________________________________________________________


_________________________________________________________________________


________________________________________________________________  Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated:  ___________________________


                            _____________________________________________


                            _____________________________________________
                       Notice: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.